Prospectus supplement dated September 3, 2013
to the following prospectus(es):
Waddell & Reed Advisors Select Preferred AnnuitySM 2.0 prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The last paragraph of the "Combination Enhanced Death Benefit Option" subsection of the "Death Benefit Calculations" section is deleted in its entirety and replaced with the following:
The Spousal Protection Annuity Option, if elected, allows a surviving spouse to continue the contract while receiving the economic benefit of the death benefit upon the death of the other spouse.
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